ДОГОВОР О ЗАЛОГЕ

№ 20-05-08KT

Настоящее Соглашение заключено 22 мая 2008 года в городе Актобе (Казахстан), между:

1)BEKEM METALS INC., именуемое в дальнейшем «Залогодержатель», в лице Президента Кудабаева Ермека Аскербековича, действующего на основании учредительных документов компании, с одной стороны,

2)ТОО «ГРК КОЙТАС» ** именуемое в дальнейшем «Залогодатель1», в лице Генерального директора Тулеуова Дархана Танжариковича, действующего на основании Устава, с другой стороны, и

3)ТОО «Корпорация «АЗИЯ-ИНВЕСТ» ** именуемое в дальнейшем «Залогодатель2», в лице Генерального директора Кошикова Армана Болбаковича, действующего на основании Устава, с третьей стороны,

4) ТОО «Кызыл Каин Мамыт» ** именуемое в дальнейшем «ККМ», в лице Директора Кадырова Дастена Злупкаровича, действующего на основании Устава, с четвертой стороны,

именуемые совместно «Стороны», а каждая по отдельности «Сторона», принимая во внимание обстоятельство, указанное в пункте 1.2. настоящего Договора, стороны пришли к соглашению о нижеследующем.

1.     ПРЕДМЕТ ДОГОВОРА

1.1.    В качестве обеспечения исполнения обязательства по соглашению о займе от 22 мая 2008 года, заключенного между BEKEM METALS INC., являющимся Займодателем, и Latimer Assets Inc., являющимся Заемщикоми Соучредителем Залогодателей1 и Залогодателя 2, (далее по тексту – «Соглашение о займе»), Залогодатель1 и Залогодатель2 предоставляют Залогодержателю в залог следующие имущественные права (далее – «Предмет залога»):

•     15% долю из принадлежащей Залогодателю1 40% доли участия в Консорциуме (совместной деятельности) созданном совместно с ККМ и Залогодателем2 с целью совместного строительства на территории Республики Казахстан завода по переработке никель-кобальтовых руд Кемперсайского месторождения согласно договора о совместной деятельности «Консорциум» (простое товарищество) от 03.03.2008 года №210-03-ККМ. Стоимость передаваемой в залог 15% доли участия Залогодателя1 в Консорциуме (совместной деятельности) исходя из суммы первоначального взноса в Консорциум составляет в эквиваленте 7 091 250 (семь миллионов девяноста одна тысяча двести пятьдесят) долларов США;

•     8% долю из принадлежащей Залогодателю2 10% доли участия в Консорциуме (совместной деятельности) созданном совместно с ККМ и Залогодателем1 с целью совместного строительства на территории Республики Казахстан завода по переработке никель-кобальтовых руд Кемперсайского месторождения согласно договора о совместной деятельности «Консорциум» (простое товарищество) от 03.03.2008 года №210-03-ККМ (далее по тексту – «Консорциум»). Стоимость передаваемой в залог 8% доли участия Залогодателя2 в Консорциуме исходя из суммы первоначального взноса в Консорциум составляет в эквиваленте 648 000 (шестьсот сорок восемь тысяч) доллара США.

Общий процент закладываемого Залогодателем1 и Залогодателем2 участия в Консорциуме составляет 46%.

1.2.    ККМ, являющееся участником и владеющее 50% доли Консорциума, предоставляет разрешение на залог с возможной последующей передачей Залогодержателю имущественных прав Залогодателя1 и Залогодателя2 на доли участия в Консорциуме согласно условий настоящего Договора.

1.3.    Залогодатель1 предоставляет разрешение на залог с возможной последующей передачей Залогодержателю имущественных прав Залогодателя2 на доли участия в Консорциуме согласно условий настоящего Договора.

1.4.    Залогодатель2 предоставляет разрешение на залог с возможной последующей передачей Залогодержателю имущественных прав Залогодателя1 на доли участия в Консорциуме согласно условий настоящего Договора.

1.5.    По условиям Соглашения о займе BEKEM METALS INC. обязуется перечислить Latimer Assets Inc. в качестве беспроцентного и возвратного займа денежную сумму в размере 7 400 000 (семь миллионов четыреста тысяч) долларов США, на срок до 1 марта 2009 года.

1.6.    Предмет залога оценивается Сторонами на общую сумму 7 739 250 (семь миллионов семьсот тридцать девять тысяч двести пятьдесят) доллара США.

1.7.    Залогодатель1 и Залогодатель2 гарантируют, что Предмет залога полностью оплачен, не ограничен в распоряжении, свободен от каких-либо требований третьих лиц, не передан в залог и не состоит под иным обременением.

1.8.    Предмет залога остается во владении и пользовании Залогодателя1 и Залогодателя2, которые вправе пользоваться им в соответствии с его назначением и условиями настоящего Договора.

2.      ПЕРЕДАЧА ПРЕДМЕТА ЗАЛОГА

2.1.    В случае невозможности возврата Latimer Assets Inc. суммы займа или просрочки возврата части или всей суммы займа более чем на 20 (двадцать) дней по Соглашению о займе, Залогодатель1 и Залогодатель2 обязуется передать Залогодержателю Предмет залога не позднее 3 (трех) дней с даты получения Latimer Assets Inc. от BEKEM METALS INC. письменного требования об их передаче.

2.2.    Если стоимость Предмета залога, превышает невозвращенную сумму займа, то заложенные имущественные права Залогодателя1 и Залогодателя2 передаются Залогодержателю соразмерно невозвращенной Latimer Assets Inc. сумме займа, причем очередность и соотношение взыскания с долей Залогодателя1 и Залогодателя2 определяется по усмотрению Залогодержателя.

2.3.    В случае передачи Залогодателем1 и Залогодателем2 Залогодержателю долей участия в Консорциуме, к Залогодержателю переходят все права на внесенные в Консорциум вклады пропорционально полученным долям, а права Залогодателя1 и Залогодателя2 на вклады в Консорциум соответственно уменьшаются и становятся пропорциональными принадлежащим им оставшимся долям.

2.4.    В случае передачи Залогодателем1 и Залогодателем2 Залогодержателю долей участия в Консорциуме, Залогодержатель по своему усмотрению вправе любым способом с учетом ограничений установленных договором о совместной деятельности «Консорциум» (простое товарищество) от 03.03.2008 года №210-03-ККМ распоряжаться полученными долями, включая право участвовать в Консорциуме и получать доход от его деятельности пропорционально полученным долям, или право выйти из Консорциума и получить свою долю из общего имущества Консорциума в натуре, или право продать (отчуждать) полученные доли в Консорциуме.

3.      ПРАВА И ОБЯЗАННОСТИ СТОРОН

3.1.  Залогодатель1 и Залогодатель2 обязуются:

3.1.1.    не продавать, не передавать в залог (перезалог) и не отчуждать любым иным способом Предмет залога без получения письменного согласия Залогодержателя и ККМ;

3.1.2.    не уступать права и обязанности по настоящему Договору третьему лицу (третьим лицам) без предварительного получения письменного согласия Залогодержателя и ККМ;

3.1.3.    в случае невозможности возврата Latimer Assets Inc. суммы займа или просрочки возврата части или всей суммы займа более чем на 20 (двадцать) дней передать Залогодержателю Предмет залога в порядке, предусмотренном статьей 2 настоящего Договора;

3.1.4.    не голосовать за принятие решений на Совете Консорциума, которые могут повлечь уменьшение размера долей Залогодателя1 и Залогодателя2, снижение стоимости Предмета залога или ликвидацию Консорциума;

3.1.5.    незамедлительно уведомлять Залогодержателя в письменном виде о возникновении обстоятельств, создающих угрозу утраты своих прав на Предмет залога, и по требованию Залогодержателя заменить Предмет залога на другое равноценное имущество.

3.2.  Залогодержатель имеет право:

3.2.1.    в любое время проверять наличие и действительность прав Залогодателя1 и Залогодателя2 на Предмет залога;

3.2.2.    в случае невозможности возврата Latimer Assets Inc. суммы займа или просрочки возврата части или всей суммы займа более чем на 20 (двадцать) дней, требовать от Залогодателя1 и Залогодателя2 передачи Предмета залога в порядке, предусмотренном статьей 2 настоящего Договора.

4.     ОТВЕТСТВЕННОСТЬ

4.1.  Залогодержатель не несет перед третьими лицами каких-либо обязательств или какой-либо ответственности в связи с заключением и исполнением настоящего Договора.

4.2.  Залогодатель1 и Залогодатель2 несут в полном объеме ответственность перед третьими лицами в связи с заключением и исполнением настоящего Договора и обязуются ограждать Залогодержателя от каких-либо претензий или исков от третьих лиц.

5.     ПРОЧИЕ УСЛОВИЯ

5.1.  Любые изменения и дополнения к настоящему Договору действительны лишь при условии, что они совершены в письменной форме и подписаны Сторонами.

5.2.  Настоящий Договор вступает в силу с даты его подписания Сторонами и действует до полного выполнения обязательств по возврату займа по Соглашению о займе. Настоящий Договор является неотъемлемой частью Соглашения о займе.

5.3.  Настоящий Договор подписан в четырех подлинных экземплярах, имеющих одинаковую юридическую силу, по одному экземпляру для каждой Стороны.

5.4.  Все споры и разногласия по настоящему Соглашению разрешаются путем переговоров. В случае невозможности достигнуть мирного решения спора, Стороны направляют спор на рассмотрение Арбитражного суда в соответствии со Швейцарскими Правилами Международного Арбитража Швейцарской Торговой палаты в Цюрихе, Швейцария, где применяется законодательство Швейцарии.

6.      РЕКВИЗИТЫ И ПОДПИСИ СТОРОН

PLEDGE AGREEMENT

No. 20-05-08KT

The present Agreement is made on May 22, 2008 in the city of Aktobe (Kazakhstan) between:

1)BEKEM METALS INC., еспублики Казахста hereinafter referred to as the “Pledgee”, represented by the President Kudabayev Yermek Askerbekovich, acting on the basis of the constituent documents of the company, on the one hand,

2)“GRK KOITAS” LLC ** hereinafter referred to as “Pledgor 1”, represented by the General Director Tuleuov Darkhan Tanzharikovich, acting on the basis of the Charter, on the other hand, and

3)“ASIA-INVEST” Corporation” LLC ** hereinafter referred to as «Pledgor 2», represented by the General Director Koshikov Arman Bolbakovich, acting on the basis of the Charter, on the third hand,

4) “Kyzyl Kain Mamyt” LLC ** hereinafter referred to as the “KKM”, represented by the Director Kadyrov Dasten Zlupkarovich, acting on the basis of the Charter, on the fourth hand,

jointly referred to as the “Parties”, and individually referred to as the “Party”, in consideration of the circumstance set out in clause 1.2. of the present Agreement, the parties have agreed as follows.

1. SUBJECT OF THE AGREEMENT

1.1.  To ensure the performance of the obligations under loan agreement dated May 22, 2008 concluded between BEKEM METALS INC., the Lender, and Latimer Assets Inc., the Borrower, (further – the “Loan agreement”), Pledgor 1 and Pledgor 2 pledge the following property rights as collateral (further – the “Collateral”) to the Pledgee:

-         15% interest of 40% of share holding owned by Pledgor 1 in the Consortium (joint activity) established together with the KKM and Pledgor 2 with the purpose to jointly construct the plant for reprocessing of nickel-cobalt ores from Kempersaisky field on the territory of Kazakhstan under the «Consortium» (special partnership) joint activity agreement No. 210-03-KKM dated 03.03.2008. The value of pledged 15% of share holding of Pledgor 1 in the Consortium (joint activity) based on the sum of the initial contribution into the Consortium is equivalent to 7 091 250 (seven million ninety one thousand two hundred fifty) US Dollars;

-         8% interest of 10% of share holding owned by Pledgor 2 in the Consortium (joint activity) established together with the KKM and Pledgor 1 with the purpose to jointly construct the plant for reprocessing of nickel-cobalt ores from Kempersaisky field on the territory of Kazakhstan under the «Consortium» (special partnership) joint activity agreement No. 210-03-KKM dated 03.03.2008 (further – the “Consortium”). The value of pledged 8% share holding of Pledgor 2 in the Consortium based on the sum of the initial contribution into the Consortium is equivalent to 648 000 (six hundred eight thousand) US Dollars.

The total participating interest in the Consortium pledged by Pledgor 1 and Pledgor 2 is 46%.

1.2.    The KKM, which is the participant and owns 50% of the Consortium interest, gives its permission to the pledge with the possible subsequent transfer of property rights of Pledgor 1 and Pledgor 2 to the share holding in the Consortium to the Pledgee in accordance with the terms of the present Agreement.

1.3. Pledgor 1 gives its permission to the pledge with a possible subsequent transfer of property rights of Pledgor 2 to the share holding in the Consortium to the Pledgee in accordance with the terms of the present Agreement.

1.4. Pledgor 2 gives its permission to the pledge with a possible subsequent transfer of property rights of Pledgor 1 to the share holding in the Consortium to the Pledgee in accordance with the terms of the present Agreement.

1.5.    Under the terms of the Loan agreement, BEKEM METALS INC. undertakes to transfer the amount of money of 7 400 000 (seven million four hundred thousand) US Dollars to Latimer Assets Inc. as the interest-free and repayable loan for a term till 1 March 2009.

1.6.    The Collateral is evaluated by the Parties as the total amount of 7 739 250 (seven million seven hundred thirty nine thousand two hundred fifty) US Dollars.

1.7.    Pledgor 1 and Pledgor 2 guarantee that the Collateral is fully paid, not limited to be disposed, free of any third parties’ claims, and free and clear of any lien or encumbrances.

1.8.  The Collateral is continued to be owned and used by Pledgor 1 and Pledgor 2, which are entitled to use it in accordance with its purpose and terms of the present Agreement.

2. TRANSFER OF THE COLLATERAL

2.1.    If for Latimer Assets Inc. it is impossible to repay the loan amount or if it delays to repay the loan amount, in whole or in part, for more than 20 (twenty) days under the Loan agreement, Pledgor 1 and Pledgor 2 undertake to transfer the Collateral to the Pledgee within 3 (three) days upon receipt of the written transfer request by Latimer Assets Inc. from BEKEM METALS INC.

2.2.    If the cost of the Collateral exceeds the non-repaid loan amount, then the pledged property rights of Pledgor 1 and Pledgor 2 are transferred to the Pledgee in proportion to the loan amount not repaid by Latimer Assets Inc. The priority and proportion of collection from interests of Pledgor 1 and Pledgor 2 are determined at the Pledgee’s discretion.

2.3.    If Pledgor 1 and Pledgor 2 transfer their share holding in the Consortium to the Pledgee, the Pledgee acquires all rights for contributions made into the Consortium in proportion to interests received, and the rights of Pledgor 1 and Pledgor 2 for contributions in the Consortium are reduced respectively and become proportional to the remained interests owned by them.

2.4.  If Pledgor 1 and Pledgor 2 transfer their share holding in the Consortium, the Pledgee, at its own discretion, is entitled to dispose the received interests in any manner with the consideration of the restrictions set under the «Consortium» (special partnership) joint activity agreement No.210-03-KKM dated 03.03.2008, including the right to participate in the Consortium and gain income from its activity in proportion to the received interests, or the right to leave the Consortium and obtain its interest from the Consortium common property in kind, or the right to sell (alienate) the received interests in the Consortium.

3. RIGHTS AND OBLIGATIONS OF THE PARTIES

3.1.      Pledgor 1 and Pledgor 2 undertake:

3.1.1.    not to sell, pledge (re-pledge) and alienate the Collateral otherwise without prior written consent of the Pledgee and KKM;

3.1.2.    not to assign the rights and obligations under the present Agreement to any third party (third parties) without prior written consent of the Pledgee and KKM;

3.1.3.    in case of impossibility to repay the loan amount by Latimer Assets Inc. or delay to repay the loan amount, in whole or in part, for more than 20 (twenty) days, to transfer the Collateral to the Pledgee in the manner set forth in Article 2 of the present Agreement;

3.1.4.    not to vote at the Consortium Council for taking decisions, which may cause the reduction of interests of Pledgor 1 and Pledgor 2, reduction of the Collateral value, or winding-up of the Consortium;

3.1.5.    to notify the Pledgee in writing immediately about the occurrence of any circumstances threatening loss of its rights for the Collateral, and to replace the Collateral with the property of equal value upon the Pledgee’s request.

3.2.       The Pledgee has the right:

3.2.1.    to check availability and validity of rights of Pledgor 1 and Pledgor 2 for the Collateral at any time;

3.2.2.    in case of impossibility to repay the loan amount by Latimer Assets Inc. or delay to repay the loan amount, in whole or in part, for more than 20 (twenty) days, to require from Pledgor 1 and Pledgor 2 to transfer the Collateral in the manner set out in Article 2 of the present Agreement.

4. RESPONSIBILITY

4.1.       The Pledgee has no obligations and bears no responsibility towards any third parties in connection with the conclusion and execution of the present Agreement.

4.2.       Pledgor 1 and Pledgor 2 bear the full responsibility towards any third parties in connection with the conclusion and execution of the present Agreement and undertake to hold the Pledgee harmless from any third parties’ claims or actions.

5. MISCELLANEOUS

5.1.       Any amendments and supplements to the present Agreement are valid only provided that they are made in writing and signed by the Parties.

5.2.       The present Agreement comes into force on the date of its signing by the Parties and is valid until the loan repayment obligations under the Loan agreement are performed in full. The present Agreement is an integral part of the Loan agreement.

5.3.       The present Agreement is signed in four original counterparts, having equal legal force, one counterpart for each Party.

5.4.       All disputes and differences under the present Agreement are settled by means of negotiations. In case of impossibility to settle the dispute in an amicable way, the Parties refer the dispute to the Court of Arbitration in accordance with the Swiss Rules for International Arbitration of the Swiss Chamber of Commerce in Zurich, Switzerland, where the laws of Switzerland are applied.

6. BANKING DETAILS AND SIGNATURES OF THE PARTIES

Залогодержатель:	Pledgee:
BEKEM METALS INC. ** /s/ Кудабаев Е.А. Президент Кудабаев Е.А.	BEKEM METALS INC. ** /s/ Kudabayev E.A. Kudabayev E.A. President
Залогодатель1:	Pledgor 1:

ТОО «ГРК КОЙТАС» ** /s/ Тулеуов Д.Т. Генеральный директор Тулеуов Д.Т.	“GRK KOITAS” LLC ** /s/ Tuleuov D.T. Tuleuov D.T. General Director
Залогодатель2:	Pledgor 2:
ТОО «Корпорация «АЗИЯ-ИНВЕСТ» ** /s/ Кошиков А.Б. Генеральный директор Кошиков А.Б.	“ASIA-INVEST” Corporation” LLC ** /s/ Koshikov A.B. Koshikov A.B. General Director
ККМ:	KKM:
ТОО «Кызыл Каин Мамыт» ** /s/ Кадыров Д.З. Директор Кадыров Д.З.	“Kyzyl Kain Mamyt” LLC ** /s/ Kadyrov D.Z. Kadyrov D.Z. Director

** This confidential information has been omitted from this document and filed separately with the Commission.